FIFTH AMENDMENT TO
                         POOLING AND SERVICING AGREEMENT

     This FIFTH AMENDMENT TO PICKERING WAY FUNDING TRUST POOLING AND SERVICING AGREEMENT (the "Fifth Amendment") is made as of December 31, 1997, by and among Pickering Way Funding Corp., a Delaware corporation (the "Seller"), Chemical Leaman Corporation, a Pennsylvania corporation ("CLC" and, in its capacity as Servicer, sometimes referred to herein as "Servicer"), and First Union National Bank, a national banking association, as successor to First Fidelity Bank, National Association, successor to Fidelity Bank, National Association, in its capacity as Trustee (the "Trustee").


                                   Background

     The Seller, CLC and the Trustee are parties to a Pooling and Servicing Agreement dated as of May 14, 1993 (as amended from time to time, including by this Fifth Amendment, the "Pooling and Servicing Agreement"). Pursuant to the Pooling and Servicing Agreement, the Seller conveys to a trust (the "Trust") certain trade receivables and related assets acquired from Chemical Leaman Tank Lines, Inc., Quala Systems, Inc. and Fleet Transport Company, Inc. (collectively, the "Originators") under a Receivables Contribution and Purchase Agreement among the Originators, the Seller and CLC dated as of May 14, 1993 (as amended from time to time, the "Receivables Purchase Agreement"). The Trust has issued certificates evidencing undivided beneficial interests in the Trust to an investor. In addition, the Servicer services the administration and collection of the receivables and other assets so conveyed in accordance with the provisions of the Pooling and Servicing Agreement. The Seller, CLC and the Trustee desire to amend the Pooling and Servicing Agreement as set forth herein.

     IN CONSIDERATION of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree to the following:

I. Defined Terms. For purposes of this Fifth Amendment, except as otherwise provided in this Fifth Amendment, capitalized terms not otherwise defined in this Fifth Amendment shall have the meanings assigned to such terms in the Pooling and Servicing Agreement, as amended.

II. Amendments to Pooling and Servicing Agreement.

     A. The following new definition is hereby added to Section 1.1:

        "Fifth Pooling and Servicing Amendment" shall mean the Fifth Amendment to this Agreement dated as of December 31, 1997.

     B. The Required Net Worth provision in Section 3.5(l) is hereby amended by deleting the amount $15,000,000 and substituting in its place the amount $14,000,000.

     C. The Termination Event provision set forth in Section 9.1 (i) is hereby deleted in its entirety and in its place is substituted the following language:

               (i) CLC fails to maintain (i) an average Fixed Charge Ratio of at least 1.75 to 1 for any (12) consecutive Accounting Periods, or
               (ii) a minimum Consolidated Shareholders Equity of at least $14,000,000;

III. Consent of Trustee. The Trustee hereby consents to this Fifth Amendment.

IV. Effectiveness. The effectiveness of this Fifth Amendment is subject to the following conditions:

     A. The written consent of the Investor Certificateholder Representative, substantially in the form attached to this Fifth Amendment as Exhibit A, consenting to this Fifth Amendment.

V. Authorization/Ratification.

     A. Each of the Seller, CLC and the Trustee represent and warrant that (i) it has taken all action necessary to authorize it to execute, deliver and perform this Fifth Amendment and (ii) each of this Fifth Amendment and the Pooling and Servicing Agreement, as amended hereby, constitutes a valid and legally binding obligation of it enforceable against it in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws.

     B. The Pooling and Servicing Agreement, as amended by this Fifth Amendment, is hereby ratified and confirmed in all respects.

VI. Governing Law. This Fifth Amendment shall be governed and construed in accordance with the laws of the Commonwealth of Pennsylvania, excluding its conflict of laws rules.

VII. Counterparts. This Fifth Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Fifth Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Fifth Amendment.

     IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Fifth Amendment to Pooling and Servicing Agreement as of the first date written above.

Attest:                                     PICKERING WAY FUNDING CORP.


By: /s/  Eugene C. Parkerson                By: /s/ David M. Boucher
    ----------------------------                -------------------------------
    Name:  Eugene C. Parkerson                  Name:  David M. Boucher
    Title: Vice President                       Title: Vice President


Attest:                                     CHEMICAL LEAMAN CORPORATION


By: /s/  Eugene C. Parkerson                By: /s/ David M. Boucher
    ----------------------------                -------------------------------
    Name:  Eugene C. Parkerson                  Name:  David M. Boucher
    Title: Vice President                       Title: Vice President



Attest:                                     FIRST UNION NATIONAL BANK, as
                                            Trustee


By: /s/ David Leondi                        By: /s/ John Clapham
    ----------------------------                -------------------------------
    Name:  David Leondi                         Name:  John Clapham
    Title: Vice President                       Title: Vice President

                 Transamerica Life Insurance and Annuity Company
                              1150 S. Olive Street
                              Los Angeles, CA 90015



                                          Dated as of December 31, 1997




Pickering Way Funding Corp.               First Union National Bank, as Trustee
102 Pickering Way                         123 South Broad Street
Exton, PA 19341-0200                      Philadelphia, PA  19109

     Re: Pickering Way Funding Trust -
         Fifth Amendment to Pooling and Servicing Agreement

Ladies and Gentlemen:

     As the Investor Certificateholder Representative under the Pooling and Servicing Agreement dated as of May 14, 1993, as amended, among Pickering Way Funding Corp., a Delaware corporation, Chemical Leaman Corporation, a Pennsylvania corporation, and First Union National Bank, successor to First Fidelity Bank, National Association (as successor to Fidelity Bank, National Association), as Trustee (the "Pooling and Servicing Agreement"), Transamerica Life Insurance and Annuity Company hereby consents to the Fifth Amendment to the Pooling and Servicing Agreement in the form attached hereto as Exhibit A.


                                          Very truly yours,

                                          TRANSAMERICA LIFE INSURANCE AND
                                          ANNUITY COMPANY


                                          By: /s/ John Casparian
                                              ---------------------------------
                                              Name:  John Casparian
                                              Title: Vice President

                               SIXTH AMENDMENT TO
                         POOLING AND SERVICING AGREEMENT

     This SIXTH AMENDMENT TO PICKERING WAY FUNDING TRUST POOLING AND SERVICING AGREEMENT (the "Sixth Amendment") is made as of December 31,1997, by and among Pickering Way Funding Corp., a Delaware corporation (the "Seller"), and Chemical Leaman Corporation, a Pennsylvania corporation ("CLC" and, in its capacity as servicer, sometimes referred to herein as "Servicer"), and First Union National Bank, a national banking association in its capacity as Trustee (the "Trustee").


                                   Background

     The Seller, CLC and the Trustee are parties to a Pooling and Servicing Agreement dated as of May 14, 1993 (as amended from time to time, including by this Sixth Amendment, the "Pooling and Servicing Agreement").

     i. Pursuant to the Pooling and Servicing Agreement, the Seller conveys to a trust (the "Trust") certain trade receivables and related assets acquired from Chemical Leaman Tank Lines, Inc. and Quala Systems, Inc. (collectively, the "Originators") under a Receivables Contribution and Purchase Agreement among the Originators, the Seller and CLC dated as of May 14, 1993 (the "Receivables Purchase Agreement"). The Trust, in turn, has issued an investor certificate in the principal amount of $23,000,000 evidencing an undivided beneficial interest in the Trust. In addition, the Servicer services the administration and collection of the receivables and other assets so conveyed in accordance with the provisions of the Pooling and Servicing Agreement.

     ii. Pursuant to a First Amendment to Pooling and Servicing Agreement dated as of December 16, 1994, the Seller, CLC and the Trustee amended and supplemented the Pooling and Servicing Agreement to inter alia, (i) extend the term of the Pooling and Servicing Agreement, (ii) provide for the issuance of an additional investor certificate in the principal amount of $2,000,000 and (iii) amend and modify certain other terms and conditions of the Pooling and Servicing Agreement.

     iii. Pursuant to a Second Amendment to Pooling and Servicing Agreement dated as of December 30, 1996, the Seller, CLC and the Trustee amended and supplemented the Pooling and Servicing Agreement to inter alia,
          (i) further extend the term of the Pooling and Servicing Agreement,
          (ii) provide for the issuance of another additional investor certificate in the principal amount of $3,000,000, (iii) provide for an additional originator, Fleet Transport Company, Inc., a Delaware corporation, and (iv) amend and modify certain other terms and conditions of the Pooling and Servicing Agreement.

     iv. Pursuant to a Third Amendment to Pooling and Servicing Agreement dated as of March 30, 1997, the Seller, CLC and the Trustee amended and supplemented the Pooling and Servicing Agreement to inter alia, (i) remove the early redemption option of the Seller with regard to the investor certificates, and (ii) amend and modify certain other terms and conditions of the Pooling and Servicing Agreement.

     v. Pursuant to a Fourth Amendment to Pooling and Servicing Agreement dated as of June 11, 1997, the Seller, CLC and the Trustee amended and supplemented the Pooling and

          Servicing Agreement to, (i) amend and modify the Required Net Worth provision set forth in Section 3.5(e), and (ii) amend and modify the Termination Event provision set forth in Section 9.1(i).

     vi. Pursuant to a Fifth Amendment to Pooling and Servicing Agreement dated as of December 31, 1997, the Seller, CLC and the Trustee amended and supplemented the Pooling and Servicing Agreement to, (i) further amend and modify the Required Net Worth provision in Section 3.5(e), and
          (ii) further amend and modify the Termination Event provision set forth in Section 9.1(i).

     vii. The Seller, CLC and the Trustee desire to further amend and supplement the Pooling and Servicing Agreement in order to provide for the issuance of another additional investor certificate in the principal amount of $5,000,000 as set forth herein.

     IN CONSIDERATION of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree to the following:

VIII. Defined Terms. For purposes of this Sixth Amendment, except as otherwise provided in this Sixth Amendment, capitalized terms not otherwise defined in this Sixth Amendment shall have the meanings assigned to such terms in the Pooling and Servicing Agreement, as amended and supplemented hereby.

IX. Amendments to Pooling and Servicing Agreement.

     A. The following new definitions are hereby added to Section 1.1:

         "Sixth Pooling and Servicing Amendment" shall mean the Sixth Amendment to this Agreement dated as of December 31, 1997.

         "1997 Additional Investor Certificate" shall mean the Investor Certificate in the principal amount of $5,000,000 which the Investor Certificateholder has agreed to purchase pursuant to the 1997 Certificate Purchase Agreement.

         "1997 Certificate Purchase Agreement" shall mean the Certificate Purchase Agreement dated as of December 31, 1997 between the Seller and the Investor Certificateholder, as the same may be amended, modified or supplemented from time to time in accordance with its terms.

     B. The definition "Investor's Percentage" in Section 1.1 is hereby amended by adding the following language at the end of the definition:

          "; and provided further from and after the date of the issuance of the 1997 Additional Investor Certificate, the numerator in such fraction shall be increased from $28,000,000 to $33,000,000."

     C. The following new Sections 2.14 and 2.15 are hereby added to the Pooling and Servicing Agreement immediately after Section 2.13 thereof:

          Section 2.14. Conditions Precedent to Issuance of 1997 Additional Investor Certificate. The 1997 Additional Investor Certificate shall not be issued until the conditions precedent set forth below are satisfied to the reasonable satisfaction of the Trustee and the

     Investor Certificateholder Representative (in lieu of the conditions precedent set forth in Section 2.8 and Section 2.10 hereof):

          (a) The representations and warranties of the Seller, the Servicer and each of the originators in the Transaction Documents shall be true and correct in all material respects on and as of the date of issuance of the 1997 Additional Investor Certificate (except to the extent that a different date is specified in any such Transaction Document).

          (b) No event shall have occurred or condition shall exist, both before and after giving effect to the issuance of the 1997 Additional Investor Certificate, which would constitute a Termination Event under this Agreement or the Receivables Purchase Agreement, or which, with the lapse of time or giving of notice or both, would constitute such a Termination Event.

          Section 2.15. Distribution of Proceeds from Sale of 1997 Additional Investor Certificate. All of the proceeds received by the Trustee in connection with the sale of the 1997 Additional Investor Certificate shall be allocated, first, to the Unallocated Principal Sub-Account, to the extent required to increase the Seller Percentage to the Required Minimum Seller Percentage; and second, to the Seller Sub-Account, for application in accordance with Section 4.3 hereof.

     D. The following new subsection (d) is hereby added to the Pooling and Servicing Agreement immediately after Section 6.1(c) thereof as follows:

          (d) The 1997 Additional Investor Certificate shall be issued substantially in the form of Exhibit A to the Sixth Pooling and Servicing Amendment. Upon the issuance of the 1997 Additional Investor Certificate, the Existing Investor Certificates and Seller Certificate shall be automatically amended as set forth in the forms of the amended and restated Investor Certificates and Seller Certificate attached as Exhibits B, C, D and E, respectively, to the Sixth Pooling and Servicing Amendment. Upon surrender of the Existing Investor Certificates and Seller Certificate by the holders thereof, the amended and restated Investor Certificates and Seller Certificate shall be issued to such holders in exchange therefor.

X. Consent of Trustee. The Trustee hereby consents to this Sixth Amendment and the transactions contemplated thereby.

XI. Effectiveness. The effectiveness of this Sixth Amendment is subject to the following conditions.

     A. The written consent of the Investor Certificateholder Representative, substantially in the form attached to this Sixth Amendment as Exhibit F, consenting to this Sixth Amendment and the transactions contemplated thereby.

     B. The receipt of a letter, in form and substance reasonably satisfactory to the Seller and the Investor Certificateholder Representative, from Duff indicating that, after giving effect to this Sixth Amendment, each of the Investor Certificates will have an "A" rating.

XII. Authorization/Ratification.

     A. Each of the Seller, CLC and the Trustee represent and warrant that (i) it has taken all action necessary to authorize it to execute, deliver and perform this Sixth Amendment and (ii) each of this Sixth

Amendment and the Pooling and Servicing Agreement, as amended and supplemented hereby, constitute a valid and legally binding obligation of it enforceable against it in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws.

     B. As amended by this Sixth Amendment, the Pooling and Servicing Agreement is hereby ratified and confirmed in all respects.

XIII. Governing Law. This Sixth Amendment shall be governed and construed in accordance with the laws of the Commonwealth of Pennsylvania, excluding its conflict of laws rules.

XIV. Counterparts. This Sixth Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Sixth Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Sixth Amendment.

     IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Sixth Amendment to Pooling and Servicing Agreement as of the first date written above.

Attest:                                   PICKERING WAY FUNDING CORP.


By: /s/ Eugene C. Parkerson               By: /s/ David M. Boucher
    ----------------------------              ---------------------------------
    Name:  Eugene C. Parkerson                Name:  David M. Boucher
    Title: Vice President                     Title: Vice President


Attest:                                   CHEMICAL LEAMAN CORPORATION


By: /s/ Eugene C. Parkerson               By: /s/ David M. Boucher
    ----------------------------              ---------------------------------
    Name:  Eugene C. Parkerson                Name:  David M. Boucher
    Title: Vice President                     Title: Vice President



Attest:                                   FIRST UNION NATIONAL BANK, as Trustee


By: /s/ David Leondi                      By: /s/ John Clapham
    ----------------------------              ---------------------------------
    Name:  David Leondi                       Name:  John Clapham
    Title: Vice President                     Title: Vice President

                 Transamerica Life Insurance and Annuity Company
                              1150 S. Olive Street
                              Los Angeles, CA 90015


                                         Dated as of December 31, 1997




Pickering Way Funding Corp.              First Union National Bank,  as Trustee
102 Pickering Way                        123 South Broad Street
Exton, PA 19341-0200                     Philadelphia, PA 19109

     Re: Pickering Way Funding Trust -
         Sixth Amendment to Pooling and Servicing Agreement

Ladies and Gentlemen:

     As the Investor Certificateholder Representative under the Pooling and Servicing Agreement dated as of May 14, 1993, as amended, among Pickering Way Funding Corp., a Delaware corporation, Chemical Leaman Corporation, a Pennsylvania corporation, and First Union National Bank, as Trustee (the "Pooling and Servicing Agreement"), Transamerica Life Insurance and Annuity Company hereby consents to the Sixth Amendment to the Pooling and Servicing Agreement in the form attached hereto as Exhibit A.


                                          Very truly yours,

                                          TRANSAMERICA LIFE INSURANCE AND
                                           ANNUITY COMPANY



                                          By: /s/ John Casparian
                                              ---------------------------------
                                              Name:  John Casparian
                                              Title: Vice President

                              SEVENTH AMENDMENT TO
                         POOLING AND SERVICING AGREEMENT


     This SEVENTH AMENDMENT TO PICKERING WAY FUNDING TRUST POOLING AND SERVICING AGREEMENT (the "Seventh Amendment") is made as of December 31, 1997, by and among Pickering Way Funding Corp., a Delaware corporation (the "Seller"), Chemical Leaman Corporation, a Pennsylvania corporation ("CLC" and, in its capacity as Servicer, sometimes referred to herein as "Servicer"), and First Union National Bank, a national banking association, as successor to First Fidelity Bank, National Association, successor to Fidelity Bank, National Association, in its capacity as Trustee (the "Trustee").


                                   Background

     The Seller, CLC and the Trustee are parties to a Pooling and Servicing Agreement dated as of May 14, 1993 (as amended from time to time, including by this Seventh Amendment, the "Pooling and Servicing Agreement"). Pursuant to the Pooling and Servicing Agreement, the Seller conveys to a trust (the "Trust") certain trade receivables and related assets acquired from Chemical Leaman Tank Lines, Inc., Quala Systems, Inc. and Fleet Transport Company, Inc. (collectively, the "Originators") under a Receivables Contribution and Purchase Agreement among the Originators, the Seller and CLC dated as of May 14, 1993 (as amended from time to time, the "Receivables Purchase Agreement"). The Trust has issued certificates evidencing undivided beneficial interests in the Trust to an investor. In addition, the Servicer services the administration and collection of the receivables and other assets so conveyed in accordance with the provisions of the Pooling and Servicing Agreement. The Seller, CLC and the Trustee desire to amend the Pooling and Servicing Agreement as set forth herein.

     IN CONSIDERATION of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree to the following:

XV. Defined Terms. For purposes of this Seventh Amendment, except as otherwise provided in this Seventh Amendment, capitalized terms not otherwise defined in this Seventh Amendment shall have the meanings assigned to such terms in the Pooling and Servicing Agreement, as amended.

XVI. Amendments to Pooling and Servicing Agreement.

     A. The following new definition is hereby added to Section 1.1:

        "Seventh Pooling and Servicing Amendment" shall mean the Seventh Amendment to this Agreement dated as of December 31, 1997.

     B. The Required Net Worth provision in Section 3.5(l) is hereby amended by deleting the amount $14,000,000 and substituting in its place the amount $7,000,000.

     C. The Termination Event provision set forth in Section 9.1 (i) is hereby deleted in its entirety and in its place is substituted the following language:

               (i) CLC fails to maintain (i) an average Fixed Charge Ratio of at least 1.75 to 1 for any (12) consecutive Accounting Periods, or
               (ii) a minimum Consolidated Shareholders Equity of at least $7,000,000;

     D. The Termination Event provision set forth in Section 9.1(f) is hereby amended by the addition of the following language at the end of such provision:

               or Messrs. David R. Hamilton, George McFadden, John McFadden, members of their immediate families and trusts they control for the benefit of members of their immediate families shall own, in the aggregate, beneficially and of record, less than thirty percent (30%) of the outstanding common stock of CLC;

XVII. Waiver. The requirement of Section 9.1(i)(i) of the Pooling and Servicing Agreement that CLC maintain an average Fixed Charge Coverage Ratio of at least
1.75 to 1 for any twelve (12) consecutive Accounting Periods is hereby waived through December 31, 1998, with such requirement to be reinstated January 1, 1999.

XVIII. Consent of Trustee. The Trustee hereby consents to this Seventh
Amendment.

XIX. Effectiveness. The effectiveness of this Seventh Amendment is subject to the following conditions:

     A. The written consent of the Investor Certificateholder Representative, substantially in the form attached to this Seventh Amendment as Exhibit A, consenting to this Seventh Amendment.

XX. Authorization/Ratification.

     A. Each of the Seller, CLC and the Trustee represent and warrant that (i) it has taken all action necessary to authorize it to execute, deliver and perform this Seventh Amendment and (ii) each of this Seventh Amendment and the Pooling and Servicing Agreement, as amended hereby, constitutes a valid and legally binding obligation of it enforceable against it in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws.

     B. The Pooling and Servicing Agreement, as amended by this Seventh Amendment, is hereby ratified and confirmed in all respects.

XXI. Governing Law. This Seventh Amendment shall be governed and construed in accordance with the laws of the Commonwealth of Pennsylvania, excluding its conflict of laws rules.

XXII. Counterparts. This Seventh Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Seventh Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Seventh Amendment.

     IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Seventh Amendment to Pooling and Servicing Agreement as of the first date written above.


CHEMICAL LEAMAN CORPORATION               PICKERING WAY FUNDING CORP.



By: /s/ David M. Boucher                  By: /s/ David M. Boucher
    -------------------------                 ---------------------------------
    Name:  David M. Boucher                   Name:  David M. Boucher
    Title: Vice President                     Title: Vice President


                                          FIRST UNION NATIONAL BANK, as
                                          Trustee


                                          By: /s/ Alan Finn
                                              ---------------------------------
                                              Name:  Alan Finn
                                              Title: Assistant Vice President

                 Transamerica Life Insurance and Annuity Company
                              1150 S. Olive Street
                              Los Angeles, CA 90015


                                         Dated as of  December 31, 1997


Pickering Way Funding Corp.              First Union National Bank,  as Trustee
102 Pickering Way                        123 South Broad Street
Exton, PA 19341-0200                     Philadelphia, PA 19109

     Re: Pickering Way Funding Trust -
         Seventh Amendment to Pooling and Servicing Agreement

Ladies and Gentlemen:

     As the Investor Certificateholder Representative under the Pooling and Servicing Agreement dated as of May 14, 1993, as amended, among Pickering Way Funding Corp., a Delaware corporation, Chemical Leaman Corporation, a Pennsylvania corporation, and First Union National Bank, successor to First Fidelity Bank, National Association (as successor to Fidelity Bank, National Association), as Trustee (the "Pooling and Servicing Agreement"), Transamerica Life Insurance and Annuity Company hereby consents to the Seventh Amendment to the Pooling and Servicing Agreement in the form attached hereto as Exhibit A.


                                          Very truly yours,

                                          TRANSAMERICA LIFE INSURANCE AND
                                           ANNUITY COMPANY



                                          By: /s/ John Casparian
                                              ---------------------------------
                                              Name: John Casparian
                                              Title: Investment Officer

                                       A-1